                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-04797

                      Oppenheimer Equity Income Fund, Inc.
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
              (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: October 31

                      Date of reporting period: 07/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                           Shares            Value
                                                       --------------   --------------
COMMON STOCKS--90.5%
CONSUMER DISCRETIONARY--5.9%
MEDIA--4.6%
Cablevision Systems Corp. New York Group, Cl. A(1)            287,500   $    5,885,125
Cinemark Holdings, Inc.                                       285,000        3,160,650
Comcast Corp., Cl. A Special, Non-Vtg.                        455,000        6,365,450
                                                                        --------------
                                                                            15,411,225
SPECIALTY RETAIL--1.3%
Limited Brands, Inc.(1)                                       125,000        1,617,500
OfficeMax, Inc.(1)                                            275,000        2,560,250
                                                                        --------------
                                                                             4,177,750
CONSUMER STAPLES--14.6%
FOOD & STAPLES RETAILING--5.3%
Kroger Co. (The)(1)                                           362,500        7,750,250
Wal-Mart Stores, Inc.                                         100,000        4,988,000
Walgreen Co.                                                  156,250        4,851,563
                                                                        --------------
                                                                            17,589,813
FOOD PRODUCTS--1.4%
B&G Foods, Inc.                                               304,500        4,637,535
TOBACCO--7.9%
Altria Group, Inc.(1)                                         179,600        3,148,388
Lorillard, Inc.(1)                                            150,000       11,058,000
Philip Morris International, Inc.(1)                          265,000       12,349,000
                                                                        --------------
                                                                            26,555,388
ENERGY--14.5%
ENERGY EQUIPMENT & SERVICES--1.9%
Halliburton Co.(1)                                            142,500        3,147,825
Transocean Ltd.(1, 2)                                          37,750        3,008,298
                                                                        --------------
                                                                             6,156,123
OIL, GAS & CONSUMABLE FUELS--12.6%
BP plc, ADR                                                   180,000        9,007,200
Chevron Corp.                                                  97,500        6,773,325
Kinder Morgan Management LLC(2, 3)                            258,259       12,132,986
Marathon Oil Corp.                                            310,000        9,997,500
Williams Cos., Inc. (The)(1)                                  250,000        4,172,500
                                                                        --------------
                                                                            42,083,511
FINANCIALS--22.9%
CAPITAL MARKETS--1.9%
Bank of New York Mellon Corp.(1)                               50,000        1,367,000
Morgan Stanley(1)                                             175,000        4,987,500
                                                                        --------------
                                                                             6,354,500


                    1 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

COMMERCIAL BANKS--0.3%
PNC Financial Services Group, Inc.(1)                          25,000          916,500
DIVERSIFIED FINANCIAL SERVICES--4.8%
Bank of America Corp.(1)                                      217,500        3,216,825
Citigroup, Inc.                                             1,400,000        4,438,000

                                                            Shares           Value
                                                       --------------   --------------
DIVERSIFIED FINANCIAL SERVICES CONTINUED
JPMorgan Chase & Co.(1)                                       217,500   $    8,406,375
                                                                        --------------
                                                                            16,061,200
INSURANCE--15.9%
Assurant, Inc.                                                325,000        8,294,000
Everest Re Group Ltd.                                         215,750       17,307,465
Fidelity National Financial, Inc., Cl. A                      525,000        7,533,750
MetLife, Inc.                                                 225,000        7,638,750
Transatlantic Holdings, Inc.                                   90,000        4,257,900
XL Capital Ltd., Cl. A                                        575,000        8,096,000
                                                                        --------------
                                                                            53,127,865
HEALTH CARE--7.7%
PHARMACEUTICALS--7.7%
Abbott Laboratories                                            85,000        3,824,150
Bristol-Myers Squibb Co.                                      250,000        5,435,000
Merck & Co., Inc.                                              65,000        1,950,650
Mylan, Inc.(1, 2)                                             160,000        2,110,400
Schering-Plough Corp.                                         255,000        6,760,050
Wyeth                                                         121,500        5,655,825
                                                                        --------------
                                                                            25,736,075
INDUSTRIALS--6.2%
AEROSPACE & DEFENSE--3.7%
Goodrich Corp.                                                 25,000        1,284,000
Lockheed Martin Corp.                                          67,500        5,046,300
Raytheon Co.                                                   82,500        3,873,375
United Technologies Corp.(1)                                   41,250        2,246,888
                                                                        --------------
                                                                            12,450,563
COMMERCIAL SERVICES & SUPPLIES--1.4%
Waste Management, Inc.(1)                                     165,000        4,638,150
INDUSTRIAL CONGLOMERATES--0.4%
Tyco International Ltd.(1)                                     42,600        1,287,372
MACHINERY--0.7%
Navistar International Corp.(1, 2)                             55,000        2,174,700
INFORMATION TECHNOLOGY--2.9%
COMMUNICATIONS EQUIPMENT--0.4%
QUALCOMM, Inc.(1)                                              29,000        1,340,090
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Corning, Inc.(1)                                               62,500        1,062,500


                    2 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR               37,554          393,190
SOFTWARE--2.1%
Microsoft Corp.(1)                                            250,000        5,880,000
Oracle Corp.(1)                                                40,000          885,200
                                                                        --------------
                                                                             6,765,200
MATERIALS--1.1%
CHEMICALS--1.1%
Celanese Corp., Series A(1)                                    55,000        1,413,500

                                                            Shares           Value
                                                       --------------   --------------
CHEMICALS CONTINUED
Lubrizol Corp. (The)(1)                                        27,750   $    1,607,558
Potash Corp. of Saskatchewan, Inc.                              7,500          697,575
                                                                        --------------
                                                                             3,718,633
TELECOMMUNICATION SERVICES--9.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--9.5%
AT&T, Inc.                                                    300,000        7,869,000
CenturyTel, Inc.(1)                                           162,500        5,100,875
Consolidated Communications Holdings, Inc.                    585,000        7,388,550
Frontier Communications Corp.                                 875,000        6,125,000
Windstream Corp.                                              580,000        5,086,600
                                                                        --------------
                                                                            31,570,025
UTILITIES--5.2%
ELECTRIC UTILITIES--2.9%
Edison International, Inc.                                     50,000        1,616,000
Exelon Corp.(1)                                                35,000        1,780,100
FirstEnergy Corp.(1)                                          150,000        6,180,000
                                                                        --------------
                                                                             9,576,100
ENERGY TRADERS--1.4%
NRG Energy, Inc.(1, 2)                                        175,000        4,761,750
MULTI-UTILITIES--0.9%
CenterPoint Energy, Inc.                                      250,000        3,012,500
                                                                        --------------
Total Common Stocks (Cost $310,286,245)                                    301,558,258
PREFERRED STOCKS--2.7%
Lucent Technologies Capital Trust I, 7.75% Cum. Cv.,
   Non-Vtg.                                                     5,650        4,011,500
SLM Corp., 7.25% Cum. Cv., Series C, Non-Vtg.                  10,000        5,050,000
                                                                        --------------
Total Preferred Stocks (Cost $6,603,665)                                     9,061,500


                    3 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

                                                         Principal
                                                           Amount
                                                       --------------
ASSET-BACKED SECURITIES--1.2%
Babcock & Brown Air Funding Ltd., Asset-Backed
   Certificates, Series 2007-1A, Cl. G1, 0.593%,
   10/14/33(4,5) (Cost $3,809,075)                     $    7,280,999        3,931,739
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--1.8%
   FairPoint Communications, Inc., 13.125% Sr.
   Unsec. Nts., 4/2/18(2, 6)                               13,460,183        3,566,949
Rite Aid Corp., 6.875% Sr. Unsec. Debs., 8/15/13            3,030,000        2,257,350
                                                                        --------------
Total Non-Convertible Corporate Bonds and Notes
   (Cost $4,742,858)                                                         5,824,299
CONVERTIBLE CORPORATE BONDS AND NOTES--4.2%
Rite Aid Corp., 8.50% Cv. Sr. Unsec. Unsub. Nts.,
   5/15/15                                                 13,450,000       11,449,311
UAL Corp., 4.50% Cv. Sr. Sub. Nts., 6/30/21                 6,500,000        2,551,250
                                                                        --------------
Total Convertible Corporate Bonds and Notes
   (Cost $10,337,941)                                                       14,000,561

                                 Expiration   Strike
                                    Date       Price      Contracts          Value
                                 ----------   ------   --------------   --------------
OPTIONS PURCHASED--0.0%
   BB&T Corp. Put(2)
   (Cost $99,500)                  9/21/09      $20               250   $       12,750

                                                           Shares
                                                       --------------
INVESTMENT COMPANY--0.3%
   Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.42%(7, 8) (Cost $1,082,408)                     1,082,408        1,082,408
TOTAL INVESTMENTS, AT VALUE (COST $336,961,692)                 100.7%     335,471,515
Liabilities in Excess of Other Assets                            (0.7)      (2,304,339)
                                                       --------------   --------------
Net Assets                                                      100.0%  $  333,167,176
                                                       ==============   ==============

Footnotes to Statement of Investments

(1.) A sufficient amount of liquid assets has been designated to cover outstanding written call options. See accompanying Notes.

(2.) Non-income producing security.

(3.) A sufficient amount of liquid assets has been designated to cover outstanding written put options. See accompanying Notes.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) Illiquid security. The aggregate value of illiquid securities as of July
     31, 2009 was $3,931,739, which represents 1.18% of the Fund's net assets. See accompanying Notes.

(6.) Issue is in default. See accompanying Notes.


                    4 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

(7.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                        SHARES                                 SHARES
                                                     OCTOBER 31,      GROSS        GROSS      JULY 31,
                                                         2008       ADDITIONS   REDUCTIONS      2009
                                                     -----------   ----------   ----------   ---------
Oppenheimer Institutional Money Market Fund, Cl. E    3,337,854    37,238,000   39,493,446   1,082,408

                                                        VALUE     INCOME
                                                     ----------   ------
Oppenheimer Institutional Money Market Fund, Cl. E   $1,082,408   $4,432

(8.) Rate shown is the 7-day yield as of July 31, 2009.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of July 31, 2009 based on valuation input level:

                                                                LEVEL 2--         LEVEL 3--
                                              LEVEL 1--           OTHER          SIGNIFICANT
                                              UNADJUSTED       SIGNIFICANT      UNOBSERVABLE
                                            QUOTED PRICES   OBSERVABLE INPUTS      INPUTS          VALUE
                                            -------------   -----------------   ------------   -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                    $ 19,588,975      $        --       $       --    $ 19,588,975
   Consumer Staples                            48,782,736               --               --      48,782,736
   Energy                                      48,239,634               --               --      48,239,634
   Financials                                  76,460,065               --               --      76,460,065
   Health Care                                 25,736,075               --               --      25,736,075
   Industrials                                 20,550,785               --               --      20,550,785
   Information Technology                       9,560,980               --               --       9,560,980
   Materials                                    3,718,633               --               --       3,718,633
   Telecommunication Services                  31,570,025               --               --      31,570,025


                    5 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited


   Utilities                                   17,350,350               --               --      17,350,350
Preferred Stocks                                       --        9,061,500               --       9,061,500
Asset-Backed Securities                                --               --        3,931,739       3,931,739
Non-Convertible Corporate Bonds and Notes              --        5,824,299               --       5,824,299
Convertible Corporate Bonds and Notes                  --       14,000,561               --      14,000,561
Options Purchased                                  12,750               --               --          12,750
Investment Company                              1,082,408               --               --       1,082,408
                                             ------------      -----------       ----------    ------------
Total Assets                                 $302,653,416      $28,886,360       $3,931,739    $335,471,515
                                             ------------      -----------       ----------    ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Options written                              $ (2,486,550)     $        --       $       --    $ (2,486,550)
                                             ------------      -----------       ----------    ------------
Total Liabilities                            $ (2,486,550)     $        --       $       --    $ (2,486,550)
                                             ------------      -----------       ----------    ------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION TECHNIQUES, IF ANY, DURING THE REPORTING PERIOD.

WRITTEN OPTIONS AS OF JULY 31, 2009 ARE AS FOLLOWS:

                                            NUMBER OF   EXERCISE   EXPIRATION    PREMIUMS
DESCRIPTION                          TYPE   CONTRACTS     PRICE       DATE       RECEIVED       VALUE
----------------------------------   ----   ---------   --------   ----------   ----------   -----------
Altria Group, Inc.                   Call     1,000      $ 18.00     8/24/09    $   17,780   $   (15,000)
AT&T, Inc.                            Put       100        25.00     8/24/09        18,300        (1,500)
Bank of America Corp.                Call       900        14.00     8/24/09        20,999       (94,500)
Bank of America Corp.                Call       450        13.00     8/24/09        22,499       (83,250)
Bank of America Corp.                 Put     4,000        12.00     8/24/09       372,240       (28,000)
Bank of New York Mellon Corp.        Call       500        29.00     9/21/09        37,999       (42,500)
Bristol-Myers Squibb Co.              Put     2,250        20.00     8/24/09       223,775       (18,000)
Cablevision Systems Corp.            Call       425        20.00     8/24/09        16,840       (40,375)
Celanese Corp., Series A             Call       100        25.00     8/24/09        11,700       (14,000)


                    6 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Celanese Corp., Series A              Put       750        25.00     9/21/09       134,622       (93,750)
CenturyTel, Inc.                     Call       255        30.00     8/24/09        20,994       (44,625)
Comcast Corp.                         Put       750        12.50    10/19/09        82,123       (33,750)
Corning, Inc.                        Call       400        17.50     8/24/09        12,100       (14,000)
Exelon Corp.                         Call       300        50.00     8/24/09        59,198       (54,000)
FirstEnergy Corp.                    Call        50        40.00     8/24/09         3,700        (7,650)
Halliburton Co.                      Call       700        23.00     8/24/09        40,249       (33,600)
Halliburton Co.                      Call       500        22.00     8/24/09        38,809       (44,500)
JPMorgan Chase & Co.                 Call       850        37.00     8/24/09       121,177      (173,400)
JPMorgan Chase & Co.                 Call       225        38.00     8/24/09        23,699       (30,825)
Kroger Co. (The)                     Call       275        25.00    10/19/09        10,175        (2,750)
Limited Brands, Inc.                 Call       720        12.50     8/24/09        29,303       (61,200)
Lorillard, Inc.                      Call       250        80.00     9/21/09        11,200       (17,000)
Lorillard, Inc.                      Call       250        75.00     8/24/09        28,249       (31,250)
Lubrizol Corp. (The)                 Call       270        50.00     8/24/09        74,788      (194,400)
Microsoft Corp.                      Call     2,000        23.00     8/24/09       204,995      (180,000)
Morgan Stanley                       Call        50        28.00     8/24/09         9,325        (6,500)
Mylan, Inc.                          Call     1,600        15.00     9/21/09        41,524       (48,000)
Mylan, Inc.                           Put       750        12.50     9/21/09        40,499       (45,000)
Navistar International Corp.         Call       465        45.00     8/24/09        35,884        (9,300)
NRG Energy, Inc.                     Call     1,750        25.00     8/24/09       185,654      (437,500)
OfficeMax, Inc.                      Call     1,000        10.00     8/24/09        33,719       (30,000)
OfficeMax, Inc.                      Call       275         7.50     8/24/09        15,675       (55,000)
OfficeMax, Inc.                      Call       225         7.50     9/21/09        16,650       (48,375)
Oracle Corp.                         Call       250        21.00     8/24/09        28,624       (33,750)
Oracle Corp.                         Call       150        22.00     8/24/09         8,400        (9,750)
Pfizer, Inc.                          Put      5250        15.00     9/21/09       701,235      (194,250)
Philip Morris International, Inc.    Call       250        47.00     8/24/09        19,050       (25,000)
Philip Morris International, Inc.    Call       150        45.00     8/24/09        15,300       (34,500)
PNC Financial Services Group, Inc.   Call        50        42.50     8/24/09         4,200          (500)


                    7 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Potash Corp. of Saskatchewan, Inc.   Call        75       100.00     8/24/09        19,249       (12,375)
QUALCOMM, Inc.                       Call       275        48.00     8/24/09        47,349       (13,475)
Transocean Ltd.                      Call       250        85.00     8/24/09        13,500       (26,250)
Transocean Ltd.                      Call        45        75.00     8/24/09        13,790       (27,000)
Tyco International Ltd.              Call        20        29.00     8/24/09         2,040        (3,800)
Tyco International Ltd.              Call         1        25.00     8/24/09           194          (500)
United Technologies Corp.            Call       410        55.00     8/24/09        32,134       (47,150)
Walgreen Co.                          Put       250        30.00     8/24/09        34,249        (9,250)
Walgreen Co.                          Put       250        29.00     8/24/09        27,592        (4,250)
Waste Management, Inc.               Call       250        30.00     8/24/09        11,250        (2,500)
Williams Cos., Inc. (The)            Call       250        17.50     8/24/09         7,250        (8,750)
                                                                                ----------   -----------
                                                                                $3,001,849   $(2,486,550)
                                                                                ==========   ===========

NOTES TO STATEMENT OF INVESMENTS

SECURITIES VALUATION. The Fund calculates net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the


                    8 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally


                    9 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                         WHEN-ISSUED OR
                        DELAYED DELIVERY
                       BASIS TRANSACTIONS
                       ------------------
Purchased securities       $2,750,000
Sold securities             2,860,139

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of July 31, 2009 is as follows:

Cost                                $3,093,829
Market Value                        $3,566,949
Market Value as a % of Net Assets         1.07%

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the


                    10 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will


                    11 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

     tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties


                    12 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

     are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of July 31, 2009, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $12,750, which represents the gross unrealized appreciation on these derivative contracts. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     The amount of loss that the Fund would incur taking into account these master netting arrangements would be $0 as of July 31, 2009.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of July 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $2,473,800. If a contingent feature would have been triggered as of July 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds


                    13 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports.

The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written covered call options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A written covered call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended July 31, 2009 was as follows:

                                                            CALL                       PUT
                                                           OPTIONS                   OPTIONS
                                             ----------------------   -----------------------
                                             NUMBER OF    AMOUNT OF    NUMBER OF    AMOUNT OF
                                             CONTRACTS    PREMIUMS     CONTRACTS    PREMIUMS
                                             ---------   ----------   ----------   ----------
Options outstanding as of October 31, 2008      3,050    $  393,948         --     $       --
Options written                                73,957     6,663,171     22,200      2,309,404
Options closed or expired                     (54,447)   (5,163,860)    (7,850)      (674,768)
Options exercised                              (4,349)     (526,046)        --             --
                                              -------    ----------     ------     ----------
Options outstanding as of July 31, 2009        18,211    $1,367,213     14,350     $1,634,636
                                              =======    ==========     ======     ==========


                    14 | Oppenheimer Equity Income Fund, Inc.

Oppeneheimer Equity Income Fund, Inc.

STATEMENT OF INVESTMENTS July 31, 2009 / Unaudited

ILLIQUID SECURITIES

As of July 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2009 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $356,414,980
Federal tax cost of other investments     (3,001,853)
                                        ------------
Total federal tax cost                  $353,413,127
                                        ============
Gross unrealized appreciation           $ 30,794,578
Gross unrealized depreciation            (51,222,740)
                                        ------------
Net unrealized depreciation             $(20,428,162)
                                        ============


                    15 | Oppenheimer Equity Income Fund, Inc.

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund, Inc.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 09/11/2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John V. Murphy
    ---------------------------------
    John V. Murphy
    Principal Executive Officer

Date: 09/11/2009


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 09/11/2009